Cosi, Inc. (Nasdaq: COSI)

                        William D. Forrest, Executive Chairman
                        Kevin Armstrong, President & CEO
                        Cynthia Jamison, Chief Financial Officer

Cosi Simply Good Taste

Safe Harbor Concerning Forward Looking Statements

Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

-     the cost of our principal food products;
-     labor shortages or increased labor costs;
-     changes in consumer preferences and demographic trends;
- increasing competition in the fast casual dining segment of the restaurant industry;
-     expansion into new markets;
- our ability to effectively manage our business with a reduced general and administrative staff;
-     our ability to generate increased revenue from our existing restaurants;
-     The rate of our internal growth
- our ability to incorporate a franchising and area development model into our strategy;
- the availability and cost of additional financing both to fund our existing operations and to grow and open new restaurants Our ability to generate positive cash flow from operations
-     fluctuations in our Quarterly results;
-     increased government regulation;
-     supply and delivery shortages or interruptions;
-     market saturation due to new restaurant openings;
-     inadequate protection of our intellectual property;
- adverse weather conditions which impact customer traffic at our restaurants; and
-     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.

Cosi Simply Good Taste

Information About EBITDA and Adjusted EBITDA

EBITDA, as included herein, is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation and amortization. EBITDA is included in this release as it is a basis upon which we assess our financial performance. The Company uses EBITDA to evaluate its performance, and it believes that the presentation of this non-GAAP financial measure provides useful information to investors regarding the Company's financial condition and results of operations.

Adjusted EBITDA, also included herein, is a non-GAAP financial measure that represents EBITDA adjusted for stock compensation expense or income. In connection with the Company's repricing of certain options in December 2003, the options now require variable accounting in accordance with APB 25. Variable accounting requires the Company to recognize income or expense at the end of each quarter depending on the movement of the Company's stock price compared to the exercise price of the repriced options. Management is unable to predict whether income or expense would result in any such quarter due to the variable accounting treatment. In either case, the income or expense resulting from the variable accounting treatment would be a non-cash item. The Company also amortizes deferred compensation relating to certain shares of restricted stock and such amortization is a component of the Company's stock compensation charge. The Company uses Adjusted EBITDA because, after the adjustment for stock compensation expense or income, the Company can better evaluate operating trends and results of operations of its core, ongoing business. Accordingly, the Company believes that Adjusted EBITDA provides investors with additional information with respect to its overall operating performance and its ability to make capital expenditures and meet working capital requirements.

When taken together, EBITDA, Adjusted EBITDA and related GAAP fi nancial measures (i) provide a more comprehensive view of the Company's operations and ability to generate cash flow; (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, management uses EBITDA and Adjusted EBITDA to (i) assist in analyzing the Company's underlying financial performance from period to period; (ii) evaluate the financial performance of its restaurants; (iii) establish criteria for compensation decisions; (iv) analyze and evaluate strategic and operational decisions and (v) understand the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions.

EBITDA and Adjusted EBITDA should not be considered in isolation or as alternatives to net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with generally accepted accounting principles as measures of our profitability or liquidity. EBITDA and Adjusted EBITDA as defined in this release may differ from similarly titled measures presented by other companies.

Cosi - "Simply Good Taste"
Strong founding concept capitalizing on the Premium Convenience trend


> Cosi is the premium convenience restaurant that seamlessly provides authentic, innovative, savory food in a tasteful upscale environment.

> Cosi provides creative food concepts - sandwiches, soups, salads - built around a secret, generations-old recipe for crackly crust flatbread baked in an open hearth.

> Cosi offers a fashionable setting that reflects taste and style in a modern, contemporary environment.

>     92 units open in 16 states & Wash., DC.

>     Average check per transaction: $8.21 - an "affordable luxury".


Cosi Simply Good Taste

Fast Casual Market Opportunity
15% CAGR, projected to reach $12B by 2008 (Technomic)


> Sandwich & salad chains drive category with 60% of eating incidence in fast casual coming from these chains. (Source: CREST)

> Cosi customers are an attractive demographic with higher disposable incomes and high quality food preferences, who desire faster service.
      -     Adults 18 to 34 without children
      -     Upscale Suburbanites
      -     Metro Elites of all ages

> The Cosi brand is well positioned to meet consumer needs in the fast casual segment and capitalize on the premium convenience trend as evidenced by our high average unit volumes across all restaurant footprints.

> Cosi diners demand a "familiar but better" experience from traditional fast food the way Whole Foods shoppers demand a premium supermarket shopping experience.

Cosi Simply Good Taste

9 Months September 2004 Financial Highlights
 (Thru 3 Quarters)


> Net Sales:
                                        ---->   o Six fewer restaurants
`04 $82.1 mm                                    o 5.2% SSS Growth
'03 $82.1 mm                                    o 12th consecutive quarters of SSS growth


> COGS:
                                        ---->   o Theoretical cost standards
`04 25.2 %                                      o Purchasing programs
                                                o Tighter operational controls
`03 28.0 %

> Restaurant Operating Expenses:
                                        ---->   o Labor scheduling
`04 60.5 %                                      o Controllable efficiencies
`03 63.4 %



                  ...Restaurant Cash Flow Improvement From 8.6%
                                    to 14.3%


Cosi Simply Good Taste

Cosi Performance is a compelling story with strong AUV's, excellent variable margin rates, and even stronger new generation units....


                                                   Type of Unit
                                   ---------------------------------------------
`                                      Heritage       Heritage          New
`                                  Cosi Downtown        Cosi         Cosi (Avon)
-                                  -------------        ----         -----------


AUV                                $  1,222,358    $  1,525,912    $  1,725,000
Rest. Cash Flow $                  $    188,505    $    281,273    $    491,625
Rest. Cash Flow %                          15.4%           18.4%           28.5%

ROIC                                       23.3%           27.2%           74.9%




Heritage Cosi Downtown: Breakfast and lunch restaurants
Heritage Cosi: Full daypart restaurants
New Cosi: Cosi's new prototype (full daypart) restaurant in Avon, CT

*  75% of restaurants included

      Note: Future performance at the Avon location, and at future restaurants modeled on the Avon prototype, may not reflect the levels cited above.

Cosi Simply Good Taste

Q3 2004 Operating Results
Demonstrates strong improvement and good operating profit levels with additional 2005 progress expected


                                  Cosi Q3 2004

                                          $                 %    Commentary
                                          -                 -    ----------
Sales                       $    28,170,048                      Comps +6.9% and will exceed annual guidance
   Trailing 12 Month AUV    $     1,268,740

   COGS                     $     7,016,619             24.91%   Achieves Guidance of 25%

Gross Margin                $    21,153,429             75.09%   2.38pp improvement from 2003

Total Labor Expense         $     9,509,148             33.76%   1.72pp Improvement from 2003

Manager Controllables       $     1,818,012              6.45%   1.36pp Improvement from 2003
Support Controllables       $       674,203              2.39%   .4pp Improvement from 2003

Controllable Contribution   $     9,152,066             32.49%

Fixed Costs                 $     4,528,282             16.07%   1.18pp Improvement from 2003

----------------------------------------------------------------------------------------------------------------
Restaurant Cash Flow        $     4,623,784             16.41%   7.04pp Improvement from 2003
----------------------------------------------------------------------------------------------------------------


                           Improvement in key areas.


Cosi Simply Good Taste

Cosi Balance Sheet

> Completion of capitalization events in 2003 and 2004 included a Rights Offering and a PIPE transaction that generated sufficient cash to complete the turnaround.

>     Cash and cash equivalents as of September 27, 2004 were $18.5 million.

> Capital has been made available for the Federated trial, the support center relocation, on-going restaurant capital reinvestment, franchise implementation and infrastructure growth.

>     No meaningful debt remains in the balance sheet.

> Once we have completed our Q1 2005 Federated expansion evaluation, we will discuss our future capitalization strategy and approach.


Cosi Simply Good Taste

Cosi, Inc. Management Team


------------------------------------   ---------------------------------------------------------------------------------
                                         -  William D. Forrest, Executive Chairman
->  Since 2003, Cosi has                    Mr. Forrest served as a managing director and corporate
    assembled a new, highly                 restructuring professional at Gleacher Partners and as in terim CEO of
    capable management team                 Fine Host Corporation, a $330 million publicly traded food service company.


->  This management team                 -  Kevin Armstrong, President & CEO Mr. Armstrong has over 20 years of
    combines a unique set of                experience in the restaurant industry with executive, operational, and
    talents: restaurant                     marketing roles at Long John Silver's, Subway, PepsiCo and Burger King.
    industry experience,
    turnaround success and
    demonstrated growth
    leadership

->  Our industry leadership              - Cynthia Jamison, Chief Financial Officer Ms. Jamison has more than 20 years
    combines the culinary                  in finance, strategy and operations including Tatum CFO Partners, CFO of
    focus of casual dining                 Chart House Enterprises, and senior roles with Allied Domecq Retailing USA,
    with the operating and                 Kraft General Foods, and Daka Intl., then-owner of Chammps Americana and
    financial focus of QSR                 Fuddruckers.
------------------------------------------------------------------------------------------------------------------------

 Corporate Team Improvements                  Operational Team Improvements
 - New Legal Staff
 - New Financial Staff                        - Gilbert Melott, EVP - Operations & People
 - New Marketing Staff                        - Paul Seidman, VP - Food & Beverage
 - New IT Staff                               - 12 New District Managers
                                              - 2 New Regional Managers
------------------------------------------------------------------------------------------------------------------------

Cosi Simply Good Taste

Projected 5-Year Restaurant Development Goals*
(excluding Federated partnership units pending completion of trial phase)

                                  ----------------------------------------------
                                                                Projected 5-
`                                 2005**       2006-2009**      Year Total**
--------------------------------------------------------------------------------
Company-owned Units                 11                  90               101
--------------------------------------------------------------------------------
Franchised Units                    10                 374               384
--------------------------------------------------------------------------------
Total New Restaurant
Development                         21                 464               485
--------------------------------------------------------------------------------

Note: Depending upon decisions regarding further Macy's development, these numbers could increase materially.

*Subject to existing restaurants continuing to meet management's expectations, and management successfully completing capital planning. See Slide 1 for additional information regarding forward-looking statements.

**Projections are approximate

Cosi Simply Good Taste

Three-part Growth Strategy
To be supported in 2005 by G&A infrastructure build-out

1) Avon-generation Company Units will provide strong return on capital to continue developing existing markets and leverage existing cost structures. 84 existing units will expand to 95 in 2005.

2) Avon-generation Franchise Units through area developers to provide rapid growth of Cosi in target markets. Franchising provides solid royalty streams without meaningful organizational capital demands. First two franchise deals signed for 10 units in the northeast & central regions.

3) Ongoing development of Partnerships like Federated to reach high concentrations of target customers in non-traditional locations. We will develop financial arrangements which provide favorable operating costs or capital investments. Federated currently has Cosi's open with two more to open in the trial phase.

> Each approach synergistically generates higher awareness and patronage of Cosi restaurants by our target customers.

> Manage mix of approaches and operating portfolio to ensure revenue and income growth with continually improving ROIC.

Cosi Simply Good Taste

Three-part Growth Strategy
To be supported in 2005 by G&A infrastructure build-out


--------------------------------                             ------------------------------                 ----------------------
      $11.7 MM to $12.1 MM                                          $7.3 MM to $8.5 MM


                                                                    Salaries + Benefits
                                                                (Development, Franchising,
       Salaries + Benefits                                    Federated Ops, Incremental HR,
  (Baseline HR, IT, Executive,                               IT, Marketing, Food & Beverage)
   Marketing, Food & Beverage,                                        $ 3.8 - 4.6 MM
      Finance & Accounting)                                  --------------------------------
          $ 8.2 - 8.4MM                                                IT Investment                              $ 19.0 MM
--------------------------------                +                     $ 1.1 - 1.3 MM                  =                To
      Public Company Costs                                   --------------------------------                     $ 20.6 MM
(Audit, Tax, Board of Directors,                                    Marketing Programs
   Insurance, Licensing, etc.)                                        $ 1.2 - 1.4 MM
         $ 3.5 - 3.7 MM                                      --------------------------------
                                                                       Field Support
                                                                 (Training, Construction)
                                                                         $ 1.2 MM



--------------------------------                             ------------------------------                 ----------------------
                                                                                                               2005 Target G&A

Baseline G&A                                                        Investment in G&A
$100 - $150 MM                                                      Infrastructure in
Restaurant Co.                                                      Advance of 5-year
                                                                    Growth Plan

Cosi Simply Good Taste
                                                                              12

Cosi Guidance Summary: 2005

--------------------              -------------------------     -----------------------------------------
Top Line                +           Investment in           +           Expense
Performance                         Growth                              Management
--------------------              -------------------------     -----------------------------------------
o Comp Sales:                      o Capital Spend:                o 24% COGS
4 - 5 %                              7.2 MM new co. stores         o 58.5% Restaurant Operating Expenses
                                     1.4 MM remodels               o 17.5 % restaurant cash flow
                                     .9 IT / Infrastructure        o $19 - 20.5 MM G+A spending
                                   o 11 new co. stores             o Positive cash from operations
                                   o 10 new franchise units
      |                                      |                                    |
      |                                      |                                    |
      |                                      |                                    |

                        17 consecutive quarters of comp. sales growth
                                      Positive EBITDA
                                 2005 EPS = $(.14) - (.18)


Cosi Simply Good Taste

Cosi Summary

>     Consumer trends suggest great demand

>     Concept is robust:
      -     High average volumes
      -     Improved restaurant economics
      -     High performance prototype
      -     Compelling unit returns


>     Three part growth strategy:
      -     Company stores - to 101 in five years
      -     Franchise stores - to 384 in five years
      - Partnership initiatives- Have implemented with Federated; will update in January
      -     Investing in infrastructure to support growth

> Strong vision- National premium convenience brand with 1400 - 1900 restaurants

>     Strong management to execute strategy

> Press release reporting 2004 revenues to be made public Thursday, January 13th, after markets


Cosi Simply Good Taste

                                                                              14